Exhibit 10.2

DOMINION HOMES, INC.

2003 STOCK OPTION AND INCENTIVE EQUITY PLAN

PERFORMANCE SHARE AWARD AGREEMENT FOR

DOUGLAS G. BORROR

1.00 Description of Your Award

You have been granted Performance Shares through which you may acquire common shares of Dominion Homes, Inc. (“Company”) but only if the conditions described in this Award Agreement are met (“Award”). This Award is issued through (and is subject to all the terms of) the Dominion Homes, Inc. 2003 Stock Option and Incentive Equity Plan (“Plan”). Federal income tax rules apply to your Award. These rules and other terms affecting your Award are described in this Award Agreement, the Plan and the Plan’s prospectus, all of which you should read carefully.

No later than March 31, 2005, you must return a signed copy of this Award Agreement to:

Christine A. Murry

Corporate Counsel and Assistant Secretary

Dominion Homes, Inc.

5000 Tuttle Crossing Boulevard

Post Office Box 5000

Dublin, Ohio 43016-5555

If you do not do this, your Award will be revoked automatically as of the Grant Date.

2.00 Terms and Conditions of Your Award

2.01 Grant Date: Your Award was issued on March 21, 2005.

This is the date you begin to earn the right to acquire common shares of the Company through your Award. On the Settlement Date (see below) these shares will be distributed to you or forfeited depending on whether or not you satisfy the terms and conditions described in this Award Agreement.

2.02 Number of Shares Subject to Your Award: You have been granted an opportunity to earn common shares of the Company having a value up to $300,000 on the Settlement Date (see below).

If you satisfy the terms and conditions described in this Award Agreement, you will receive common shares of the Company having a value of up to $300,000 on the Settlement Date (see below).

2.03 Performance Period and Settlement Date: The period beginning on January 1, 2005 and ending on the Settlement Date (i.e., December 31, 2005).

This is the date over which the Plan’s Committee will determine whether or not you have met the terms and conditions imposed on your Award.

3.00 When Your Award Will Be Settled

3.01 Vesting: Subject to Section 3.02 and 3.03, your Award either will be forfeited or converted to common shares of the Company if you are actively employed by the Company (or a Company Subsidiary as defined in the Plan) on the Settlement Date and if the following criteria are met.

[1] Net Income Performance Criteria

If the Net Income Performance Criteria is met at any time during the Performance Period, you will receive common shares of the Company having the following value on the Settlement Date:

Net Income Achieved at Anytime During the Performance Period	Value of Shares Earned at Settlement Date
Less than 100% of Target Net Income	$0
100% to Less than 180% of Target Net Income	$240,000
180% or greater of Target Net Income	$0

[2] Customer Satisfaction Performance Criteria

If the Customer Satisfaction Performance Criteria (as measured by affirmative customer survey responses to the question “Would you recommend us to a friend?”) is met at the Settlement Date, you will receive common shares of the Company having the following value on the Settlement Date:

Customer Satisfaction Achieved at Settlement Date	Value of Shares Earned
Less than 94 percent	$0
94 percent – Less than 95 percent	$60,000
95 percent or greater	$0

3.02 How Your Award May Be Earned Earlier: Regardless of the regular settlement criteria, your Award will be earned:

•	If you die, Retire (i.e., terminate employment after age 55) or become disabled (as defined in the Company’s disability plan) during the Performance Period, you (or your beneficiary) will receive the shares attributable to the Net Income Performance Criteria but only if net income is at least 100% of target net income at any period during the Performance Period and never reaches 180% of target net income at any time during the Performance Period.

•	If you die, Retire (i.e., terminate employment after age 55) or become disabled (as defined in the Company’s disability plan) during the Performance Period, you (or your beneficiary) will receive a portion of the shares attributable to the Customer Satisfaction Criteria but only if positive customer satisfaction levels are at least 94 percent but not 95 percent or greater on the Settlement Date. In this case, you (or your beneficiary) will receive the shares attributable to the Customer Satisfaction Criteria reduced to reflect the number of whole months that you worked during the Performance Period (e.g., if you worked only 50 percent of the Performance Period, you (or your beneficiary) would receive only 50 percent of the shares attributable to the Customer Satisfaction Criteria.

3.03 How Your Award May Be Forfeited: Regardless of the regular settlement criteria, you will forfeit your Award:

•	If the Compensation Committee reduces the number of common shares you may receive at the Settlement Date;

•	If you terminate employment before the end of the Performance Period for any reason other than death, Retirement or disability;

•	If a “change in control” (as defined in the Plan) occurs during the Performance Period;

•	If you violate the noncompetition covenant described in Section 10.05 of the Plan;

•	If, after the Settlement Date, the Company restates its net income such that the Net Income Performance Criteria was not met during the Performance Period; or

•	If, after the Settlement Date, the Compensation Committee otherwise determines that the Net Income Performance Criteria was not met during the Performance Period.

4.00 Settling Your Award

If all applicable terms and conditions have been met, your Award will be fully settled automatically on the Settlement Date; you are not required to do anything on the Settlement Date.

5.00 Other Rules Affecting Your Award

5.01 Rights During the Performance Period: During the Performance Period, you will not be entitled to exercise any voting rights associated with or dividends associated with the shares underlying your Award.

5.02 Beneficiary Designation: You may name a beneficiary or beneficiaries to receive any shares that might be distributable after you die. This may be done only on the attached Beneficiary Designation Form and by following the rules described in that form. If you have not made an effective beneficiary designation, your beneficiary will be your surviving spouse or, if you do not have a surviving spouse, your estate.

5.03 Tax Withholding: Income taxes will be withheld from your other compensation payable on the Settlement Date (or, if you are not entitled to other compensation on the Settlement Date, by withholding a number of shares have a value equal to the taxes required to be withheld). The amount withheld will be based on the value of the shares earned on the Settlement Date. This will happen automatically; there is nothing you need to do.

5.04 Governing Law: This Award Agreement will be construed in accordance with and governed by the laws (other than laws governing conflicts of laws) of the United States and of the State of Ohio.

5.05 Other Agreements: Your Award is subject to the terms of any other written agreements between you and the Company.

5.06 Adjustments to Award: Your Award will be adjusted, if appropriate, to reflect any change to the Company’s capital structure.

5.07 Other Rules: Your Award also is subject to more rules described in the Plan and in the Plan’s prospectus. You should read both these documents carefully to ensure you fully understand all the terms and conditions of this Award.

5.08 Amount of Forfeiture: In the event that all or a portion of your Award is forfeited due to a restatement of net income for the Performance Period or a determination by the Compensation Committee the Net Income Performance Criteria was not met during the Performance Period, you must repay the Company $240,000, (either in cash or in common shares valued at the time such repayment is made) within 30 days of the date of the restatement or the Compensation Committee’s determination.

6.00 Tax Treatment of Your Award

The federal income tax treatment of your Award is discussed in the Plan’s prospectus.

*****

You may contact Christine A. Murry at (614) 356-5000 or at the address given below if you have any questions about your Award or this Award Agreement.

*****

7.00 Your Acknowledgment of Award Conditions

Note: You must sign and return a copy of this Award Agreement no later than March 31, 2005.

By signing below, I acknowledge and agree that:

•	I either have received a copy of the Plan or have had an opportunity to receive a copy of the Plan;

•	I have received a copy of the Plan’s prospectus;

•	I understand and accept the terms and conditions placed on my Awards and understand what I must do to earn my Award;

•	I understand that the Compensation Committee may reduce the number of common shares I may receive at the Settlement Date;

•	I understand that if, after the Settlement Date, the Company restates its net income such that the Net Income Performance Criteria was not met during the Performance Period (or the Compensation Committee otherwise determines that the Net Income Performance Criteria was not met during the Performance Period), I must repay the Company $240,000 (either in cash or in common shares valued at the time such repayment is made) within 30 days of the date of the restatement or the Compensation Committee’s determination;

•	I will consent (without any further consideration) to any change to my Award or this Award Agreement so I can avoid paying penalties under Section 409A of the Internal Revenue Code, even if those changes affect the terms and conditions of my Award and reduce its value or potential value; and

•	If I do not return a signed copy of this Award Agreement to the address shown below not later than March 31, 2005, my Award will be retroactively withdrawn as of the Grant Date and I will not be entitled to receive any shares on account of the retroactively revoked Award.

Douglas G. Borror

(signature)

Date signed:

A signed copy of this form must be sent to the following address no later than March 31, 2005:

Christine Murry

Corporate Counsel and Associate Secretary

Dominion Homes, Inc.

5000 Tuttle Crossing Boulevard

Post Office Box 5000

Dublin, Ohio 43016-5555

After it is received, the Dominion Homes, Inc. Compensation Committee will acknowledge receipt of your signed agreement.

*****

8.00 Committee’s Acknowledgment of Receipt

A signed copy of this Award Agreement was received on                     .

By:

Douglas G. Borror:

             Has complied with the conditions imposed on the grant and the Award and the Award Agreement remain in effect; or

             Has not complied with the conditions imposed on the grant and the Award and the Award Agreement is retroactively revoked as of the Grant Date because describe deficiency

Dominion Homes, Inc. Compensation Committee

By:

Date:

Note: Send a copy of this completed form to the grantee and keep a copy as part of the Plan’s permanent records.

ATTACHMENT

TO

DOMINION HOMES, INC.

2003 STOCK OPTION AND INCENTIVE EQUITY PLAN

PERFORMANCE SHARE AWARD AGREEMENT

Beneficiary Designation

Primary Beneficiary Designation. I designate the following persons as my Primary Beneficiary or Beneficiaries to receive any shares payable on my death under this Award Agreement. This benefit will be paid, in the proportion specified, to:

% to
		(Name)	(Relationship)

Address:

% to
		(Name)	(Relationship)

Address:

% to
		(Name)	(Relationship)

Address:

% to
		(Name)	(Relationship)

Address:

Note: You are not required to name more than one Primary Beneficiary but if you do, the sum of these percentages may not be larger than 100 percent.

Contingent Beneficiary Designation. If one or more of my Primary Beneficiaries dies before I die, I direct that any shares payable on my death under this Award Agreement that might otherwise have been paid to that Beneficiary:

Be paid to my other named Primary Beneficiaries in proportion to the allocation given above (ignoring the interest allocated to the deceased Primary Beneficiary); or

Be distributed among the following Contingent Beneficiaries.

% to
		(Name)	(Relationship)

Address:

% to
		(Name)	(Relationship)

Address:

% to
		(Name)	(Relationship)

Address:

Note: You are not required to name more than one Contingent Beneficiary but if you do, the sum of these percentages may not be larger than 100 percent.

(Signature)	(Date)

(Print Name)

(Address)

RECEIVED BY:

(Authorized Dominion Homes, Inc. representative)	(Date)